                                                             EXHIBIT (16)(a)(i)

                                HIGH YIELD FUND
                        CALCULATION OF DISTRIBUTION RATE
                           PERIOD ENDED JUNE 30, 1996



                        Current Annual Income Per Share
                       ---------------------------------
                             Current Offering Price



Class A Shares


                                     $.900
                                     -----
                                     $9.96  = 9.04%



Class B Shares


                                     $.828
                                     -----
                                     $9.50  = 8.72%



Class C Shares


                                     $.828
                                     -----
                                     $9.50  = 8.72%

                        HIGH YIELD FUND - CLASS A SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1996



                                                          n
          Formula                                   P(1+T)   =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $    9.49
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,059.64   =    ERV
          One year period ended 06/30/96                 1   =    n

          TOTAL RETURN FOR THE PERIOD                 5.96%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $    9.49
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,112.64   =    ERV
          One year period ended 06/30/96                 1   =    n

          TOTAL RETURN FOR THE PERIOD                11.26%  =    T



            TOTAL RETURN CALCULATION FIVE YEARS ENDED JUNE 30, 1996

                                                          n
          Formula                                   P(1+T)   =    ERV
          Including Payment of the Sales Charge
          Net Asset Value                        $    9.49
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,716.62   =    ERV
          Five years ended 06/30/96                      5   =    n

          TOTAL RETURN FOR THE PERIOD                11.41%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $    9.49
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,802.39   =    ERV
          Five years ended 06/30/96                      5   =    n

          TOTAL RETURN FOR THE PERIOD                12.50%  =    T

                        HIGH YIELD FUND - CLASS A SHARES

             TOTAL RETURN CALCULATION TEN YEARS ENDED JUNE 30, 1996



                                                          n
          Formula                                   P(1+T)   =    ERV
          Including Payment of the Sales Charge
          Net Asset Value                        $    9.49
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $2,142.63   =    ERV
          Ten years ended 06/30/96                      10   =    n

          TOTAL RETURN FOR THE PERIOD                 7.92%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $    9.49
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $2,250.41   =    ERV
          Ten years ended 06/30/96                      10   =    n

          TOTAL RETURN FOR THE PERIOD                 8.45%  =    T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1996


                                                          n
          Formula                                   P(1+T)   =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $    9.49
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $2,154.26   =    ERV
          Inception through 06/30/96                 10.01   =    n

          TOTAL RETURN FOR THE PERIOD                 7.97%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $    9.49
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $2,261.32   =    ERV
          Inception through 06/30/96                 10.01   =    n

          TOTAL RETURN FOR THE PERIOD                 8.49%  =    T

                        HIGH YIELD FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996



      Formula                       ERV - P
                                    -------
                                       P                  =     T

      Including Payment of the Sales Charge
      Net Asset Value                                 $    9.49
      Initial Investment                              $1,000.00   =    P
      Ending Redeemable Value                         $2,154.26   =    ERV

      TOTAL RETURN FOR THE PERIOD                        115.43%  =    T


      Excluding Payment of the Sales Charge
      Net Asset Value                                 $    9.49
      Initial Investment                              $1,000.00   =    P
      Ending Redeemable Value                         $2,261.32   =    ERV

      TOTAL RETURN FOR THE PERIOD                        126.13%  =    T

                        HIGH YIELD FUND - CLASS B SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1996


                                                       n
              Formula                            P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                 $    9.50
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,065.49   =    ERV
              One year period ended 06/30/96          1   =    n

              TOTAL RETURN FOR THE PERIOD          6.55%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                 $    9.50
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,105.49   =    ERV
              One year period ended 06/30/96          1   =    n

              TOTAL RETURN FOR THE PERIOD         10.55%  =    T




            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1996

                                                      n
              Formula                           P(1+T)   =    ERV


              Including Payment of the CDSC
              Net Asset Value                $    9.50
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,231.12   =    ERV
              Inception through 06/30/96          3.12   =    n

              TOTAL RETURN FOR THE PERIOD         6.89%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                $    9.50
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,254.43   =    ERV
              Inception through 06/30/96          3.12   =    n

              TOTAL RETURN FOR THE PERIOD         7.54%  =    T




                        HIGH YIELD FUND - CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996


         Formula                     ERV - P
                                     -------
                                         P           =     T

         Including Payment of the CDSC
         Net Asset Value                          $    9.50
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,231.12   =    ERV

         TOTAL RETURN FOR THE PERIOD                  23.11%  =    T


         Excluding Payment of the CDSC
         Net Asset Value                          $    9.50
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,254.43   =    ERV

         TOTAL RETURN FOR THE PERIOD                  25.44%  =    T

                        HIGH YIELD FUND - CLASS C SHARES


          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1996



                                                       n
              Formula                            P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                 $    9.50
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,095.53   =    ERV
              One year period ended 06/30/96          1   =    n

              TOTAL RETURN FOR THE PERIOD          9.55%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                 $    9.50
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,105.53   =    ERV
              One year period ended 06/30/96          1   =    n

              TOTAL RETURN FOR THE PERIOD         10.55%  =    T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1996
                                                      n
              Formula                           P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                $    9.50
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,205.88   =    ERV
              Inception through 06/30/96          2.88   =    n

              TOTAL RETURN FOR THE PERIOD         6.72%  =    T
              Excluding Payment of the CDSC
              Net Asset Value                $    9.50
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,205.88   =    ERV
              Inception through 06/30/96          2.88   =    n

              TOTAL RETURN FOR THE PERIOD         6.72%  =    T



                        HIGH YIELD FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996


         Formula                       ERV - P
                                       -------
                                           P            =     T

         Including Payment of the CDSC
         Net Asset Value                          $    9.50
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,205.88   =    ERV

         TOTAL RETURN FOR THE PERIOD                  20.59%  =    T

         Excluding Payment of the CDSC
         Net Asset Value                          $    9.50
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,205.88   =    ERV

         TOTAL RETURN FOR THE PERIOD                  20.59%  =    T

                                HIGH YIELD FUND
                           30 DAY SEC YIELD WORKSHEET
                        FOR PERIOD ENDING JUNE 30, 1996




Class A Shares

High Yield Fund


  Formula        [((((  Total Income  -  Total Expenses              )    ) 6)    )    ]
Class A Shares   [((((-----------------------------------------------) + 1)  ) - 1) * 2] = SEC Yield
                 [((((Average Dividend Shares x Public Offering Price)    )  )    )    ]


                 [((((  $2,198,383.52 -      $291,718.56             )    ) 6)    )    ]
Class A Shares   [((((-----------------------------------------------) + 1)  ) - 1) * 2] = 8.19%
                 [(((( 28,508,293.390 x            $9.96             )    )  )    )    ]


Class A Shares   [((((  $2,198,383.52 -      $293,306.12             )    ) 6)    )    ]
  Without        [((((-----------------------------------------------) + 1)  ) - 1) * 2] = 8.19%
Expense Waiver   [(((( 28,508,293.390 x            $9.96             )    )  )    )    ]

                            Waived Expense Adjustment (8.19%-8.19%)    0.00%



Class B Shares

     Formula

     Class A Share Yield + Sales Charge Effect - Expense Differential
    Class A Share Yield                                                      8.19%
    + Sales Charge Effect  (Maximum Sales Charge x Class A Share SEC Yield)
    4.75% x 8.19%                                                             .39%
    - Expense Differential between Class A Shares and Class B Shares          .76%
                                                                             ----
    Class B Share SEC Yield                                                  7.82%
                                                                             ====

    - Waived Expense Adjustment                                               .00%
                                                                             ----
    Class B Share SEC Yield (Without Expense Waiver)                         7.82%
                                                                             ====

Class C Shares

  Formula

    Class A Share Yield + Sales Charge Effect - Expense Differential

    Class A Share Yield                                                      8.19%
    + Sales Charge Effect  (Maximum Sales Charge x Class A Share SEC Yield)
    4.75% x 8.19%                                                             .39%
    - Expense Differential between Class A Shares and Class C Shares          .76%
                                                                             ----
    Class C Share SEC Yield                                                  7.82%
                                                                             ====

    - Waived Expense Adjustment                                               .00%
                                                                             ----
     Class C Share SEC Yield (Without Expense Waiver)                        7.82%
                                                                             ====